                                                          Exhibit 99.B(J)(ii)(b)

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT

                DATED NOVEMBER 1, 2001 AND AMENDED MARCH 1, 2002

                              BETWEEN THE FUNDS AND

                       STATE STREET BANK AND TRUST COMPANY

                        EFFECTIVE AS OF NOVEMBER 22, 2002


                                  LIST OF FUNDS

                       ENTITY NAME                                             JURISDICTION
----------------------------------------------------------------------------------------------------
ING EQUITY TRUST                                                       Massachusetts Business Trust
      ING Biotechnology Fund
      ING Convertible Fund
      ING Equity and Bond Fund
      ING Financial Services Fund
      ING Growth Opportunities Fund
      ING Large Company Value Fund
      ING LargeCap Growth Fund
      ING MidCap Opportunities Fund
      ING MidCap Value Fund
      ING Principal Protection Fund
      ING Principal Protection Fund II
      ING Principal Protection Fund III
      ING Principal Protection Fund IV
      ING Principal Protection Fund V
      ING Principal Protection Fund VI*
      ING Real Estate Fund
      ING Research Enhanced Index Fund
      ING SmallCap Opportunities Fund
      ING SmallCap Value Fund
      ING Tax Efficient Equity Fund

 ING FUNDS TRUST                                                       Delaware Business Trust
      ING Classic Money Market Fund
      ING GNMA Income Fund
      ING High Yield Bond Fund
      ING High Yield Opportunity Fund
      ING Intermediate Bond Fund
      ING Lexington Money Market Trust
      ING Money Market Fund
      ING National Tax-Exempt Bond Fund
      ING Strategic Bond Fund
      ING National Tax-Exempt Money Market Fund

----------
* This Amended and Restated Exhibit A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                        ENTITY NAME                                            JURISDICTION
----------------------------------------------------------------------------------------------------
ING INVESTMENT FUNDS, INC.                                             Maryland Corporation
       ING MagnaCap Fund

ING MAYFLOWER TRUST                                                    Massachusetts Business Trust
       ING Growth + Value Fund

ING SENIOR INCOME FUND                                                 Delaware Business Trust

ING PRIME RATE TRUST                                                   Massachusetts Business Trust

ING VP NATURAL RESOURCES TRUST                                         Massachusetts Business Trust

ING VARIABLE INSURANCE TRUST                                           Delaware Business Trust
      ING VP High Yield Bond Fund

ING VARIABLE PRODUCTS TRUST                                            Massachusetts Business Trust
      ING VP Convertible Portfolio
      ING VP Financial Services Portfolio
      ING VP Growth + Value Portfolio
      ING VP  Growth Opportunities Portfolio
      ING VP High Yield Bond Portfolio
      ING VP Large Company Value Portfolio
      ING VP LargeCap Growth Portfolio
      ING VP MagnaCap Portfolio
      ING VP MidCap Opportunities Portfolio
      ING VP Research Enhanced Index Portfolio
      ING VP SmallCap Opportunities Portfolio

USLICO SERIES FUND                                                     Massachusetts Business Trust
      Asset Allocation Portfolio
      Bond Portfolio
      Money Market Portfolio
      Stock Portfolio

Last Approved: 11/22/02